                                   EXHIBIT C

                               SECURITY AGREEMENT


This SECURITY AGREEMENT, dated as of May 17, 1996 made by and among Bio-Dyne North Corporation, a North Carolina corporation ("BDNC"), Carolina Fitness Equipment, Inc., a North Carolina corporation ("Carolina Fitness"), Home Fitness Studios, Inc., a Florida corporation ("HFS"), Home Fitness Studio of Florida, Inc., a Florida corporation ("HFSF"), Home Fitness Studios North, Inc., a Florida corporation ("HFSN"), and Continental American Transportation, Inc., a Georgia corporation (the "Lender").

                              W I T N E S S E T H

WHEREAS, Bio-Dyne Corporation, a Georgia corporation (the "Borrower") and the Lender entered into that certain Revolving Credit Agreement (the "Credit Agreement") dated as of the date hereof, pursuant to which the Borrower may borrow from time to time an amount not to exceed $1,000,000 (the "Loans"); and

WHEREAS, BDNC, Carolina Fitness, HFS, HFSF and HFSN (collectively, the "Subsidiaries") as subsidiaries of the Borrower, will benefit from the Loans; and

WHEREAS, as a condition to entering into the Credit Agreement, the Lender required that the Subsidiaries (collectively, the "Pledgors") agreed to pledge the Collateral (as hereinafter defined).

NOW THEREFORE, in consideration of the foregoing and the mutual promises and covenants contained herein, the parties hereto agree as follows:

SECTION 1.        Definitions of Terms Used Herein.

"Accounts Receivable" means any and all rights of each Pledgor to payment of accounts, whether due or to become due, whether or not earned by performance, and whether now owned or hereafter acquired or arising in the future, together with all rights, titles, securities and guarantees with respect thereto and all related security interest, liens and pledges, whether voluntary or involuntary.

"Collateral" means all Accounts Receivable, Inventory, General Intangibles, Instruments, Equipment and Proceeds.

"Equipment" means with respect to each Pledgor existing, future-created and future-acquired equipment, machines, trade fixtures, fixtures, tools, molds, dies, stamps, appliances, office equipment, computer software, furniture, motor vehicles and all proceeds and products of the above as well as all related warranties, documents and insurance policies.

"General Intangible(s)" means with respect to each Pledgor existing, future-acquired and future-created trade secrets, know-how, inventions, good-will, patents, applications for patents, renewals and continuation of patents, reissues, trademarks, service marks, customer lists, copyrights, manufacturing processes, rights of payments from, or performance of, obligations by any Person, all intangible property of any kind, all "general intangibles" of any kind as defined in the Georgia Uniform Commercial Code, and all rights, agreements, records and documents relating to any of the property described in this provision.

"Instruments" means all of the Debtor's existing, future created and future-acquired "instruments" as that term is defined in the Georgia Uniform Commercial Code.

"Inventory" means any and all now owned or hereafter acquired inventory, merchandise, raw materials, parts, supplies, work in process and finished products intended for sale, of every kind and description, including extracted minerals, in the custody or possession, actual or constructive, of each Pledgor, including such inventory as is temporarily out of the custody or possession of each Pledgor and items in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale and disposition of any of the foregoing.

"Proceeds" means any and all consideration received from the sale, exchange, lease or other disposition of any asset or property which constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person as a result of the destruction, loss, theft or other involuntary conversion of whatever nature of any asset or property which constitutes Collateral.

SECTION 2. Security Interest. To secure the prompt and complete payment and performance of the obligations of the Borrower (the "Obligations") to the Lender under the Credit Agreement, the Pledgors hereby pledge, hypothecate, assign, transfer, set over and deliver unto the Lender and hereby grant to the Lender its successors and assigns a continuing first priority security interest in the Collateral (collectively, the "Security Interest"), subject to the terms, covenants and conditions herein set forth. Without limiting the foregoing, the Lender is hereby authorized, to the extent permitted by applicable law, to file one or more financing statements, continuation statements or other documents, without the signature of each of the Pledgors, for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest, naming the Pledgors as debtor and the Lender as secured party. Each of the Pledgors agree at all times to keep accurate and complete accounting records with respect to the Collateral, including a record of all payments and Proceeds received.

SECTION 3. Further Assurances. Each of the Pledgors agree, at their expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Lender may from time to time reasonably request for the better assuring and preserving of the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest created hereby and the filing of any financing statements or other documents in connection herewith. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to the Lender, duly endorsed in a manner satisfactory to the Lender. Each of the Pledgors agrees promptly to notify the Lender of any change in its corporate name or in the location of its chief executive office, its chief place of business or the office where it keeps its records relating to the Accounts Receivable owned by it. Each of the Pledgors agrees promptly to notify The Lender if any material portion of the Collateral is damaged or destroyed.

SECTION 4. Inspection and Verification. The Lender and such persons as it may reasonably designate in a written notice provided to Pledgors shall have the right, upon prior notice, at any reasonable time or times during the Pledgors' usual business hours, to inspect the Collateral and all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, to discuss the Pledgor's affairs with the officers of the Pledgor and its independent accountants and to verify under reasonable procedures the validity, amount, quality, value and condition of, or any other matter relating to, the Collateral.

SECTION 5. Records of Accounts Receivable. Each of the Pledgors shall keep or cause to be kept records of Accounts Receivable which are accurate in all material respects.

SECTION 6. Use and Disposition of Collateral. Each of the Pledgors agree that it ill not sell, transfer or otherwise dispose of any of the Collateral outside the ordinary course of business.

SECTION 7. Remedies on Default. In the event that the obligations of the Borrower shall remain unpaid after the principal amount of and interest on the Loan shall have been declared due and payable whether at maturity or otherwise, in accordance with the terms thereof (an "Event of Default"), the Lender may seize the Collateral and exercise any or all of its rights as a secured lender including, without limitation, the rights granted to a secured lender under the Georgia Uniform Commercial Code. If any notification of intending disposition of the Collateral is required by law, such notification, if mailed, shall be deemed reasonably and properly given if mailed at least ten (10) days before such disposition, postage prepaid, addressed to Pledgor at the address of Pledgor shown below.

SECTION 8. Application of Proceeds. The proceeds of the sale of the Collateral in accordance with Section 7 hereof, if any, shall be applied: first, to the payment of all costs and expenses of the collection of such moneys, including all reasonable expenses, including reasonable legal fees, incurred by the Lender; second, to the payment or reduction of the obligations owing by the Borrower to the Lender under the Credit Agreement; and third, to the Borrower, unless otherwise directed by a court of competent jurisdiction.

SECTION 9. Continuing Security Interest. This Security Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until payment in full of the Obligations.

SECTION 10. Termination. This Security Agreement shall terminate as to the Pledgors when all of the Borrower's obligations secured hereby have been fully paid and performed at which time the Lender shall release the Collateral and deliver to each of the Pledgors appropriate instruments of release.

SECTION 11. Entire Agreement. This Agreement (including the Exhibits hereto) and the agreements, certificates and other documents delivered pursuant to the Credit Agreement contain the entire agreement among the parties with respect to the transactions described herein, and supersede all prior agreements, written or oral, with respect thereto.

SECTION 12. Waivers and Amendments. This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the parties hereto or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

SECTION 13. Binding Effect; No Assignments. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, assigns and legal representatives except that the Pledgors shall not, except in the ordinary course of business, be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral or any part thereof, except as contemplated by this Agreement.

SECTION 14. Variations in Pronouns. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

SECTION 15. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

SECTION 16. Exhibits and Schedules. All references herein to Sections, subsections, clauses, Exhibits and Schedules shall be deemed references to such parts of this Agreement, unless the context shall otherwise require.

SECTION 17.       Severability of Provisions. If any provision or any portion of any provision of this Agreement or the application of such provision or any portion thereof to any Person or circumstance, shall be held invalid or unenforceable, the remaining portion of such provision and the remaining provisions of this Agreement, or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affect thereby.

SECTION 18. Governing Law. This Security Agreement, and the authority, liabilities, duties and obligations of the Lender hereunder, shall be determined in accordance with and governed by the laws of the State of Georgia, without regard to the principles of conflict of laws.

SECTION 19. Section Headings. The Section headings in this Security Agreement are for convenience only and shall not affect the construction hereof.

SECTION 20. Notices. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be given personally, telegraphed, telefaxed, sent by facsimile transmission or sent by prepaid air courier or certified, registered or express mail, postage prepaid. Any such notice shall be deemed to have been given (a) when received, if delivered in person, telegraphed, telexed, sent by facsimile transmission and confirmed in writing within three (3) Business Days thereafter or sent by prepaid air courier or (b) three (3) Business Days following the mailing thereof, if mailed by certified first class mail, postage prepaid, return receipt requested, in any such case as follows (or to such other address or addresses as a party may have advised the other in the manner provided in this Section 20):

                  If to the Lender, to:

                           Continental American Transportation, Inc.
                           401 West High Street
                           Pottstown, PA 19464

                           Telephone Number:  (800) 562-0707
                           Telecopier Number: (706) 629-2720

                  If to the Subsidiaries, to:

                           3883 Pembroke Rd.
                           Hollywood, FL 33021
                           Telephone Number: (954) 963-2900
                           Telecopier Number: (954) 963-4677

      IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be fully executed and delivered as of the day and year first above written.

HOME FITNESS STUDIOS OF                     CONTINENTAL AMERICAN
  FLORIDA, INC.                               TRANSPORTATION, INC.

By:/s/Edward B. Beam, Jr.                   By:/s/Edward B. Beam, Jr.
   ----------------------------------          -------------------------------
   Name:  Edward B. Beam, Jr.                  Name:  Edward B. Beam, Jr.
   Title: Chief Executive Officer              Title: Chief Executive Officer

HOME FITNESS STUDIOS                        BIO-DYNE NORTH CORPORATION
NORTH, INC.

By:/s/Edward B. Beam, Jr.                   By /s/Edward B. Beam, Jr.
   ----------------------------------          -------------------------------
   Name:  Edward B. Beam, Jr.                  Name:  Edward B. Beam, Jr.
   Title: Chief Executive Officer              Title: Chief Executive Officer



                                                  CAROLINA FITNESS
                                                     EQUIPMENT, INC.

                                            By:/s/Edward B. Beam, Jr.
                                               -------------------------------
                                               Name:  Edward B. Beam, Jr.
                                               Title: Chief Executive Officer


                                                  HOME FITNESS STUDIOS, INC.

                                            By:/s/Edward B. Beam, Jr.
                                               -------------------------------
                                               Name:  Edward B. Beam, Jr.
                                               Title: Chief Executive Officer